UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 1, 2024
STANDARD MOTOR PRODUCTS, INC.
(Exact Name of Registrant as Specified in its Charter)

New York	001-04743	11-1362020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employee Identification Number)
37-18 Northern Boulevard, Long Island City, New York 11101
(Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, including Area Code: 718-392-0200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $2.00 per share	SMP	New York Stock Exchange LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On November 1, 2024, Standard Motor Products, Inc. (the “Company”) filed with the U.S. Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K”) reporting the completion of the Company’s previously-disclosed acquisition (the “Acquisition”) of 100% of SMP Nissens III ApS (formerly known as AX V Nissens III ApS) and its direct and indirect subsidiaries (“Nissens Automotive”).

The Company is filing this Current Report on Form 8-K/A (this “Amendment”) for the sole purpose of amending the Original Form 8-K to include the audited consolidated financial statements of Nissens Automotive and the unaudited pro forma combined financial information of the Company and Nissens Automotive required by Items 9.01(a) and 9.01(b) of Form 8-K. In reliance of the instructions to such items, the Company had previously indicated in the Original Form 8-K that such financial statements and pro forma financial information would be provided no later than 71 days from the date on which the Original Form 8-K was required to be filed.
Item 9.01. Financial Statements and Exhibits.
(a)    Financial Statements of Business Acquired.

The audited consolidated financial statements of Nissens Automotive for the fiscal years ended April 30, 2024 and 2023 are attached to this Amendment as Exhibit 99.1 and incorporated herein by reference.

(b)    Pro Forma Financial Information.

The unaudited pro forma combined balance sheet as of September 30, 2024, and the unaudited pro forma combined statements of operations for the nine months ended September 30, 2024 and for the year ended December 31, 2023, and the accompanying notes thereto, which give effect to the Acquisition, are attached to this Amendment as Exhibit 99.2 and incorporated herein by reference.

(d)    Exhibits.

23.1	Consent of EY Godkendt Revisionspartnerselskab, Independent Auditors.

99.1	Audited consolidated financial statements of Nissens Automotive for the fiscal years ended April 30, 2024 and 2023.

99.2	Unaudited pro forma combined balance sheet as of September 30, 2024, and unaudited pro forma combined statements of operations for the nine months ended September 30, 2024 and for the year ended December 31, 2023, and the accompanying notes thereto.

104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD MOTOR PRODUCTS, INC.

By:	/s/ Nathan R. Iles
Nathan R. Iles
Chief Financial Officer
Date: January 17, 2025

Exhibit Index

Exhibit No.	Description

23.1	Consent of EY Godkendt Revisionspartnerselskab, Independent Auditors.

99.1	Audited consolidated financial statements of Nissens Automotive for the fiscal years ended April 30, 2024 and 2023.

99.2	Unaudited pro forma combined balance sheet as of September 30, 2024, and unaudited pro forma combined statements of operations for the nine months ended September 30, 2024 and for the year ended December 31, 2023, and the accompanying notes thereto.

104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.
4